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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 21, 2005


                         MARISA CHRISTINA, INCORPORATED
             (Exact name of registrant as specified in its charter)


          Delaware                    0-24176                     11-3216809
(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)


 8101 Tonnelle Avenue, North Bergen New Jersey           07047-4601
    (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code : (201) 758-9800

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On March 21, 2005, the Company issued a press release containing financial information and accompanying discussion for the quarter and year ended December 31, 2004.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)   The following exhibits are included with this Report:

      99.1  Press release issued by Marisa Christina, Inc. on March 21, 2005.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MARISA CHRISTINA, INCORPORATED

                                      By: /s/ S. E. Melvin Hecht
                                          --------------------------------------
                                          S.E. Melvin Hecht
                                          Title: Vice-Chairman, Chief Financial
                                                 Officer and Treasurer

Dated: March 21, 2005

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                                 EXHIBIT INDEX

   Exhibit
    Number    Description
    ------    -----------
     99.1     Press release issued by Marisa Christina, Inc. on March 21, 2005.